                                   EXHIBIT 10.1


                        [PRIME COMPANIES, INC. LETTERHEAD]



                                 August 10, 1998


Tedrow Communications Corporation
1110 Palmer Avenue
Winter Park FL 32790

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Tedrow Communications Corporation has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Tedrow Communications Corporation 45,000 shares of common stock of the Company through an S-8 Registration Statement.

Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer